UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2023

SEAPORT GLOBAL ACQUISITION II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41075	86-1326052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 Madison Avenue, 23rd Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 616-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	SGIIU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SGII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	SGIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 7, 2023, Seaport Global Acquisition II Corp. (the “Company”), and Seaport Global SPAC II, LLC (the “Sponsor”), the Company’s sponsor, entered into one or more agreements (the “ Non-Redemption Agreements”) with one or more third parties holding an aggregate of 1,581,138 shares of common stock in exchange for them agreeing not to redeem shares of the Company’s common stock sold in its initial public offering (the “public shares”) at the February 2023 special meeting of stockholders called by the Company (the “Meeting”) at which a proposal to approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from February 19, 2023 to August 19, 2023 (the “Extension”) has also been submitted to the stockholders. Pursuant to the Non-Redemption Agreements, the shareholders have agreed to vote in favor of the Extension Proposal. The Non-Redemption Agreements provide for the allocation of up to 395,284 shares of common stock of the Company held by the Sponsor in exchange for such investor and/or investors agreeing to hold and not redeem certain public shares at the Meeting.

The Non-Redemption Agreements shall terminate on the earlier of (a) the liquidation or dissolution of the Company pursuant to its charter if the Extension is not obtained, or (b) February 19, 2023.

The Non-Redemption Agreements are expected to increase the likelihood that the Extension Proposal is approved by stockholders and to increase the amount of funds that remain in the Company’s trust account following the Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Meeting and the Extension and related matters. Information regarding the Company’s directors and executive officers is available in Company’s definitive proxy statement (the “Proxy Statement”) for the Meeting filed with the U.S. Securities and Exchange Commission on January 24, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) the Proxy Statement in connection with the Meeting to consider and vote upon the Extension Proposal and other matters and, beginning on or about January 25, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the December 29, 2022 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents contain important information about the Company, the Extension Proposal and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Seaport Global Acquisition II Corp., 360 Madison Avenue, 23rd Floor, New York, NY 10017, (212) 616-7700.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Voting and Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2023	Seaport Global ACQUISITION II CORP.

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Executive Officer